Q1 2005 Review (c) 2005 TRM Corporation The information contained herein is subject to change without notice Exhibit 99.2

Forward Looking Statements Except for historical information contained herein, the matters discussed in this presentation contain forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that involve substantial risks and uncertainties. Actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements contained herein. These forward-looking statements are based largely on the expectations of TRM Corporation ("TRM") and are subject to a number of risks and uncertainties that are subject to change based on factors which are, in many instances, beyond TRM's control. TRM discusses certain of these factors in its Annual Report on Form 10 - K for 2004.

Q1 2005 Highlights Record EBITDA of $9.7M Record Net Sales of $33.4 M ATM contract signed with world's largest retailer - Wal-Mart Major new casino contract signed to include Bally's, Harrah's, Hilton, Resorts International properties Growth in copier estate - First in three years $700K recovery of insurance reimbursement settlement (Q2 impact)

Key Actions eFunds transition expenses Cash & armored car Third party service Staffing Transaction Pricing Copier price increase began 2x price legal copies Cumberland Farms to $1.95 surcharge EMV/Triple Des upgrade UK Completed in May Improve UK uptime - refocus on ATM & copier service

Overview Canada Canada United States United Kingdom United Kingdom 21,672 ATMs and 24,776 self-service photocopiers The TRM Network: 46,000+ Distribution Points

Consolidated P&L Q1 05 Q1 04 Net Sales $33.4 $21.0 Gross Profit $15.9 $10.4 Operating Income $4.6 $4.3 Income from Continuing Operations Income from Continuing Operations Income from Continuing Operations Income from Continuing Operations $1.7 $2.6 Loss from Discontinued Operations Loss from Discontinued Operations Loss from Discontinued Operations $0.0 -$0.1 Net Income $1.7 $2.5 EBITDA* $9.7 $6.2 EPS (basic) $.11 $.25 (in millions) *See reconciliation slide Q1 2005 vs. Q1 2004

Margin Analysis Q1 05 Q1 04 Gross Margin 47.6% 49.5% Operating Margin 13.9% 20.4% EBITDA Margin 29.0% 29.7% Net Profit Margin 4.9% 12.0% % Net Sales Q1 2005 vs. Q1 2004

Balance Sheet Q1 05 Q4 04 Total Assets $358.9 $357.3 Total Liabilities $243.9 $244.1 Total Equity $113.5 $111.7 Net Debt* $134.4 $128.5 Q1 2005 vs. Q4 2004 (in millions) *See reconciliation slide

Supplementary Review of Expenses Q1 05 Q1 04 eFunds Transition $1.3 $0.0 Amortization* $2.2 $0.0 Interest expense $2.2 $0.2 Total $5.7 $0.2 *Amortization of intangible assets and debt issuance costs (in millions) Q1 2005 vs. Q1 2004

ATM Financials Q1 05 Q1 04 Net Sales $24.5 $9.6 Gross Profit $12.8 $4.6 Operating Income $5.9 $2.1 Q1 05 Q1 04 Gross Margin 52.2% 48.4% Operating Margin 24.0% 22.0% (in millions) ATM P&L % Net Sales

12.6 26.7 11.8 18.6 15.3 0 4 8 12 16 20 24 28 2002 2003 2004 Q4 '04 Q1 '05 Total ATM Cash Withdrawals (in millions) ATM Operating Data Installed Base Total Cash Withdrawals 3,416 3,057 21,261 21,672 1,000 4,000 7,000 10,000 13,000 16,000 19,000 22,000 2002 2003 2004 Q1 '05 Total ATMs Installed - Period Ended

ATM Operating Data Sales/Unit Sales/Transaction 10,357 12,851 2,769 2,362 11,999 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 2002 2003 2004 Q4 '04 Q1 '05 ATM Consolidated - Sales/Unit 2.22 2.36 2.33 2.76 2.55 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 2002 2003 2004 Q4 '04 Q1 '05 ATM Consolidated - Average Sales/Transaction

Photocopy Financials Q1 05 Q1 04 Net Sales $8.9 $11.4 Gross Profit $3.1 $5.8 Operating Income $0.5 $2.9 Q1 05 Q1 04 Gross Margin 34.8% 50.4% Operating Margin 5.5% 25.1% (in millions) Photocopy P&L % Net Sales

Photocopy Operating Data Installed Base Sales 28,399 24,484 24,776 26,317 0 4,000 8,000 12,000 16,000 20,000 24,000 28,000 32,000 2002 2003 2004 Q1 '05 Total Photocopiers Installed - Period Ended 54.8 51.1 11.8 10.7 53.3 $0 $7 $14 $21 $28 $35 $42 $49 $56 $63 2002 2003 2004 Q4 '04 Q1 '05 Photocopy Consolidated Sales (in millions)

Photocopy Operating Data Sales/Unit Sales/Copy 1,893 2,024 482 433 1,946 $0 $400 $800 $1,200 $1,600 $2,000 $2,400 2002 2003 2004 Q4 '04 Q5 '01 Photocopy Consolidated - Sales/Unit ..056 ..084 ..083 ..062 $0.00 $0.02 $0.04 $0.06 $0.08 $0.10 2002 2003 2004 Q1 '05 Photocopy Consolidated - Average Sales/Copy

Additional Information

EBITDA Reconciliation EBITDA is a measure commonly used by the capital markets to value enterprises. Interest, taxes, depreciation and amortization can vary significantly between companies due in part to differences in accounting policies, tax strategies, levels of indebtedness and interest rates. Excluding these items provides insight into the underlying results of operations and facilitates comparisons between TRM and other companies. In addition, EBITDA is considered a reasonable approximation of gross cash flow and is one of the measures used for determining debt covenant compliance. Management believes that EBITDA information is useful to investors for these reasons. This measurement is not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance. (in millions - USD) Q1 2005 vs. Q1 2004 *Includes eFunds acquisition transitional expenses of approximately $2 million incurred during the quarter **Includes eFunds acquisition transitional expenses of approximately $1.3 million incurred during the quarter

Net Debt Reconciliation (in millions - USD)

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